--------------------------------------------------------------------------------
                      OFFICE OF THE UNITED STATES TRUSTEE
--------------------------------------------------------------------------------
IN RE:                             )       DEBTOR IN POSSESSION OPERATING REPORT
                                   )
      SN INSURANCE SERVICES        )   REPORT NUMBER 2               Page 1 of 3
                                   )          FOR THE PERIOD FROM:     01-May-00
                            DEBTOR )                           TO:     31-May-00
___________________________________)   _________________________________________
                                   )
CHAPTER 11 CASE NO. SV00-14101-GM  )
___________________________________)

1. Profit and Loss Statement                                      Please see Attached Schedule A

A. Related to Business Operations:
     Gross Sales                                               _____________
     Less Sales Returns and Discounts                          _____________
        Net Sales                                                           ____________
     Less: Cost of Goods Sold
        Beginning Inventory at Cost                            _____________
        Add: Purchases                                         _____________
        Less: Ending Inventory at Cost                         _____________
           Cost of Goods Sold                                               _____________
     Gross Profit                                                                        ____________

     Other Operating Revenue (Specify)                                                   ____________

Less: Operating Expenses
     Officer Compensation                                      _____________
     Salaries & Wages - Other Employees                        _____________
        Total Salaries & Wages                                              _____________
        Employee Benefits                                                   _____________
     Payroll Taxes                                             _____________
     Real Estate Taxes                                         _____________
     Federal & State Income Taxes                              _____________
        Total Taxes                                                         _____________
     Rent and Lease Exp. (Real and Personal Property)          _____________
     Interest Expense (Mortgage, Loan, etc.)                   _____________
     Insurance                                                 _____________
     Automobile Expense                                        _____________
     Utilities (Gas, Electric, Water, Telephone, etc.)         _____________
     Depreciation and Amortization                             _____________
     Repairs and Maintenance                                   _____________
     Advertising                                               _____________
     Supplies, Office Expenses, Photocopies, etc.              _____________
     Bad Debts                                                 _____________
     Miscellaneous Operating Expenses (Specify)                _____________
        Total Operating Expenses                                            _____________

     Net Gain/(Loss) from Business Operations                                            ____________

B. Not Related to Business Operations                                                    ____________
     Income:
        Interest Income                                                     _____________
        Other Non-Operating Revenues (Specify)                              _____________
        Gross Proceeds on Sales of Assets                      _____________
        Less: Original Cost of Assets plus Expenses of Sale    _____________
           Net Gain/(Loss) on Sale of Assets                                _____________
        Total Non-Operating Income                                                       ____________
     Expenses Not Related to Business Operations:
        Legal and Professional Fees                                         _____________
        Other Non-Operating Revenues (Specify)                              _____________
           Total Non-Operating Expenses                                                  ____________

     NET INCOME/(LOSS) FOR PERIOD                                                        ============

--------------------------------------------------------------------------------
Revised April 1989              OPERATING REPORT                           UST-4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DEBTOR IN POSSESSION OPERATING REPORT NO.2
--------------------------------------------------------------------------------
                                                                     Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                       -----------------------------------------
                                        Accounts Payable    Accounts Receivable
                                       -----------------------------------------
Current         Under 30 days                    $0                          $0
Overdue         31-60 days                       $0                          $0
Overdue         61-90 days                  PLEASE SEE ATTACHED SCHEDULE B
Overdue         91-120 days                      $0                          $0
Overdue         121+ days                        $0                          $0
Total                                            $0                          $0
                                       -----------------------------------------

3.    Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------
                                                                                   Post-Petition
                       Frequency of                                              Payments Not Made
                       Payments per       Amount of                             --------------------
Creditor/Lessor       Lease/Contract     Each Payment     Next Payment Due       Number      Amount
----------------------------------------------------------------------------------------------------

    NONE

----------------------------------------------------------------------------------------------------

4.    Tax Liability:

                    Gross Payroll Expense For Period                  $1,397,049
                    Gross Sales for Period Subject to Sales Tax               $0

                                         -----------------------------------------------------------
                                                                             Post Petition Taxes
                                             Date Paid      Amount Paid *         Still Owing
                                         -----------------------------------------------------------
Federal Payroll and Withholding Taxes    05/12/00 & 05/26/00  $395,181          0
State Payroll and Withholding Taxes      05/12/00 & 05/26/00   $55,977          0
State Sales and Use Tax                          N/A             $0            N/A
Real Property Taxes                              N/A             $0            N/A
                                         -----------------------------------------------------------

                  ALL PAYROLL TAXES PAID BY ADP
                  * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5.    Insurance Coverage

                                         -----------------------------------------------------------
                                             Carrier/        Amount of      Policy      Premium Paid
                                              Agent          Coverage     Exp. Date      Thru Date
                                         -----------------------------------------------------------
Worker's Compensation                     See Schedule D
Liability                                 See Schedule E
Fire and Extended Coverage                See Schedule E
Property                                  See Schedule E
Theft                                     See Schedule E
Life (Beneficiary:_________________)      See Schedule E
Vehicle                                   See Schedule E
Other                                     See Schedule E
                                         -----------------------------------------------------------

SCHEDULE A

                                                    SNIG, BIG, SNIA and SNIS
                                                     Schedule of Operations
                                                  One Month ending May 31, 2000
                                                           (Unaudited)

(In thousands)
                                                                                                                        Consolidated
                                                    SNIG          BIG           SNIA          SNIS      Elimination        Total
                                                  --------      --------      --------      --------   -------------    ------------
Revenues:

Commission income                                 $     --      $     --      $    802      $  1,999      $     --        $  2,801

Net Investment Income                                    8             5            --             3            --              16
                                                  --------      --------      --------      --------      --------        --------
   Total Revenues                                        8             5           802         2,002            --           2,617
                                                  --------      --------      --------      --------      --------        --------
Expenses:

Interest Expense                                     1,138            --            --            --            --           1,138

General and administrative
   Other                                             2,292            --            63            49            --           2,404
                                                  --------      --------      --------      --------      --------        --------
   Total Expenses                                    3,430            --            63            49            --           3,542
                                                  --------      --------      --------      --------      --------        --------

Income (loss) before income taxes and preferred
   securities dividends and accretion               (3,422)            5           739         1,953            --            (725)

Income tax (benefit) expense                            --            --            --            --            --              --
                                                  --------      --------      --------      --------      --------        --------
Income (loss) before preferred securities
   dividends and accretion                          (3,422)            5           739         1,953            --            (725)

Preferred securities dividends and accretion          (998)           --            --            --            --            (998)

Expenses not related to business operations:
   Legal and Professional Fees                          --            --            --            --            --              --
   Other non-operating expenses                         --            --            --            --            --              --
                                                  --------      --------      --------      --------      --------        --------
                                                    (4,420)            5           739         1,953            --          (1,723)

Equity in income (loss) from subsidiaries            2,703         2,699            --            --        (5,396)              6
                                                  --------      --------      --------      --------      --------        --------
   Net (Loss) Income                              $ (1,717)     $  2,704      $    739      $  1,953      $ (5,396)       $ (1,717)
                                                  ========      ========      ========      ========      ========        ========

                                                                      SCHEDULE B

Superior National Insurance Group, Inc. in Bankruptcy
Debtor in Possession Operating Report No. 1
Aging of Accounts Payable and Receivable - 2
As of May 31, 2000


Superior National Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               4,944,538                 10,000                     1                   --
Overdue  31-60 days                                         --                 40,000                    --            3,080,486
Overdue  61-90 days                                         --                 35,000                    --            1,565,540
Overdue  91-120 days                                        --                     --                    --            1,586,115
Overdue  121+ days                                          --              1,452,586                    --            2,493,486
                                               --------------------------------------      -------------------------------------
Total                                               $4,944,538            $ 1,537,586            $        1          $ 8,725,627
                                               --------------------------------------      -------------------------------------
Business Insurance Group
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                     215                 29,524                    --                    1
Overdue  31-60 days                                         --                  3,058                    --                   --
Overdue  61-90 days                                     18,770                     --                    --                   --
Overdue  91-120 days                                        --                112,732                    --                   --
Overdue  121+ days                                          --              3,973,436                    --           12,779,619
                                               --------------------------------------      -------------------------------------
Total                                               $   18,985            $ 4,116,750            $       --          $12,779,620
                                               --------------------------------------      -------------------------------------
Superior National Insurance Services
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               1,576,548              1,734,509                    --              291,396
Overdue  31-60 days                                         --             12,143,919                    --                6,594
Overdue  61-90 days                                         --             10,028,672                    --               14,903
Overdue  91-120 days                                        --              2,719,559                    --                   --
Overdue  121+ days                                          --              7,219,771                    --              303,520
                                               --------------------------------------      -------------------------------------
Total                                               $1,576,548            $33,846,429            $       --          $   616,413
                                               --------------------------------------      -------------------------------------
Superior National Insurance Administrators
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                                 446,529              2,552,293                    --              352,070
Overdue  31-60 days                                         --              2,758,724                    --                   --
Overdue  61-90 days                                         --              1,335,544                    --                8,079
Overdue  91-120 days                                        --                830,829                    --                   --
Overdue  121+ days                                          --              3,131,596                    --               88,665
                                               --------------------------------------      -------------------------------------
Total                                               $  446,529            $10,608,967            $       --          $   448,814
                                               --------------------------------------      -------------------------------------
Consolidated
                                               --------------------------------------      -------------------------------------
                                                         Non-Intercompany Accounts                    Intercompany Accounts
                                               --------------------------------------      -------------------------------------
                                               Accounts Payable   Accounts Receivable      Accounts Payable  Accounts Receivable
                                               --------------------------------------      -------------------------------------
Current  Under 30 days                               6,969,830              4,326,326                     1              643,467
Overdue  31-60 days                                         --             14,945,701                    --            3,087,080
Overdue  61-90 days                                     18,770             11,399,217                    --            1,588,521
Overdue  91-120 days                                        --              3,663,120                    --            1,586,115
Overdue  121+ days                                          --             15,777,389                    --           15,665,289
                                               --------------------------------------      -------------------------------------
Total                                               $6,988,601            $50,111,752            $        1          $22,570,473
                                               --------------------------------------      -------------------------------------

Superior National Insurance Group, Inc. in Bankruptcy                 SCHEDULE D
Debtor in Possession Operating Report No. [ILLEGIBLE]
Insurance Coverage - 5
As of May 31, 2000

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 Amount of    Policy       Premium Paid
State          Carrier                  Agent                                    Coverage    Exp Date        Thru Date
-----------------------------------------------------------------------------------------------------------------------------
Arizona        Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-May-00
Arkansas       Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-May-00
California     State Compensation
                Insurance Fund          Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-01      31-May-00
Colorado       Pinnacol Assurance       Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-01      31-May-00
Florida        Florida W/C Joint
                Underwriting
                Association Inc.        Di Buduo & De Fendis Insurance Group     Statutory   09-Jun-01      31-May-00
Georgia        Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-May-00
Illinois       Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   12-Jul-01      31-May-00
Indiana        Liberty Mutual Group     Di Buduo & De Fendis Insurance Group     Statutory   13-Jul-01      31-May-00
Kansas         Travelers Insurance      Di Buduo & De Fendis Insurance Group     Statutory   11-Aug-01      31-May-00
                Company
Louisiana      Louisianca W/C
                Corporation             Di Buduo & De Fendis Insurance Group     Statutory   31-May-01      31-May-00
Missouri       Travelers Property &
                Casualty                Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      31-May-00
New Jersey     Granite State Insurance
                Company                 Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      31-May-00
New Mexico     New Mexico Mutual
                Casualty Company        Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      31-May-00
New York       The State Insurance
                Fund (N.Y.)             Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      02-Jun-01
Oklahoma       State Insurance Fund     Di Buduo & De Fendis Insurance Group     Statutory   01-Jul-01      01-Jul-01
Oregon         Liberty Northwest
                Insurance Corporation   Di Buduo & De Fendis Insurance Group     Statutory   01-Jul-01      31-May-00
Pennsylvania   State Workrmen's
                Insurance Fund          Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01
Tennessee      The Cincinnati
                Insurance Companies     Di Buduo & De Fendis Insurance Group     Statutory   02-Jun-01      31-May-00
Utah           Workers' Compansation
                Fund of Utah            Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01
Wisconsin      Tri-State Insurance
                Company of Minnesota    Di Buduo & De Fendis Insurance Group     Statutory   03-Jun-01      03-Jun-01
New Jersey     Centre Insurance
                Company                 Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-00      01-Jun-00
All Other
State          Centre Insurance
                Company                 Di Buduo & De Fendis Insurance Group     Statutory   01-Jun-00      01-Jun-00

Note: Within all of the policies identified above the following entities are covered for Workers' Compensation: SNIG, BIG, SNIA, and SNIS.

May 31, 2000                                                          Schedule E

                                                                                                         Policy Exp.  Premium paid
Company                   Agent               Type of Insurance                Amount of Coverage             Date       thru date
-------                   -----               -----------------                ------------------          -----------   -----------
SNIG, BIG, SNIS, & SNIA   DiBuduo & DeFendis  Commercial General Liability
                                               Package
                                               General Liability               $1 million per occurrence   10/1/00       10/1/00
                                                                               $2 million aggregate
                                               Advertising Injury              $1 million
                                               Employee Benefit Liability      $1 million per claim
                                                                               $2 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBuduo & DeFendis  Automobile
                                               Liability                      $1 million                   12/10/00      12/10/00
                                               Medical                        $5,000
                                               Uninsured Motorist             $500,000
                                               Physical Damage                Actual value less $500
                                                                               deductible

SNIG, BIG, SNIS, & SNIA   Carpenter Moore     Directors & Officers (run-off)
                                               Reliance                       $5,000,000                   5/1/03        5/1/03
                                               Lloyd's of London              $5,000,000 xs $5,000,000
                                               Gulf Insurance Company         $10,000,000 xs $10,000,000
                                               Executive Risk Indemnity       $10,000,000 xs $20,000,000
                                               Philadelphia Indemnity         $10,000,000 xs $30,000,000

SNIG, BIG, SNIS, & SNIA   DiBuduo & DeFendis  Employer Practice Liability     $1 million per loss          12/10/00      12/10/00
                                                                              & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBuduo & DeFendis  Fiduciary Liability             $5 million per loss          12/10/00      12/10/00
                                                                              & in the aggregate

SNIG, BIG, SNIS, & SNIA   DiBuduo & DeFendis  Fidelity Bond                   $5 million                   12/10/00      12/10/00

SNIG, BIG, SNIS, & SNIA   DiBuduo & DeFendis  Commercial Umbrella             $20 million per occurence    12/10/00      12/10/00
                                                                              $20 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBuduo & DeFendis  Excess Liability                $10 million per occurrence   12/10/00      12/10/00
                                                                              $10 million aggregate

SNIG, BIG, SNIS, & SNIA   DiBuduo & DeFendis  Difference in Condition         $10 million per occurrence    12/10/00      12/10/00
                                                                              $10 million aggregate
                                                                              *$25,000 deductible,
                                                                              minimum and 5% of total
                                                                              insurable property

SNIG, BIG, SNIS, & SNIA   DiBuduo & DeFendis  Difference in Condition Excess  $10 million                   12/10/00      12/10/00

SNIG, BIG, SNIS, & SNIA   DiBuduo & DeFendis  Accident Policy (Life/Travel)   $1 million to $3 million      1/1/01        1/1/01
                                                                              (depends on rank of
                                                                              officer)

BIG only                  DiBuduo & DeFendis  Professional Liability Run Off  $10 million per loss         12/10/00      12/10/00
                                              BIG companies only/acts b/f     & in the aggregate
                                              12/10/99
                                              * $500,000 deductible

--------------------------------------------------------------------------------
                  DEBTOR IN POSSESSION OPERATING REPORT NO. 2
--------------------------------------------------------------------------------

                                                                     Page 3 of 3

6.    Questions:

      A. Has the Debtor provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?

            ______: Yes Explain: ______________________________________
            ___X__: No

      B. Has the Debtor, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

            ______: Yes Explain: ______________________________________
            ___X__: No

7.    Statement of Unpaid Professional Fees (Post-Petition Only):

             -------------------------------------------------------------------
                                               Type            Post-Petition
                Name of Professional       Professional        Unpaid Total
             -------------------------------------------------------------------

             Pachulski, Stang, Ziehl,      Attorney            None
             Young & Jones

             -------------------------------------------------------------------

8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

----------------------------------------------------------------------------------------------------------------
                    Quarterly
   Quarterly       Disbursements       Quarterly                                                   Quarterly
 Period Ending      for Quarter           Fee        Date Paid     Amount Paid     Check No.     Fee Still Owing
----------------------------------------------------------------------------------------------------------------

     N/A                N/A               N/A            N/A           N/A           N/A              N/A

----------------------------------------------------------------------------------------------------------------

I, Alex Corbett, CFO, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated: 10-11-00                                Signed: /s/ Alex Corbett
       --------                                        -------------------------